Exhibit 10.40

EIGHTH MODIFICATION TO THE LOAN AGREEMENT

Borrower:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

This EIGHTH MODIFICATION TO THE LOAN AGREEMENT is attached to and by this reference is made a part of the Business Loan Agreement (Loan #20002400) dated December 31, 2010, including all modifications thereto, and executed  in connection with a loan or other financial accommodations between Lender and Borrower.

The section entitled "Financial Statements" is hereby amended and restated as follows:

Financial Statements. Furnish Lender with the following:

Additional Requirements. Borrower understands and agrees that while this Agreement is in effect, Borrower will maintain a financial condition indicated by the following statements at all times, unless otherwise noted:

Agings.  Within sixty (60) days, or sooner, after the end of each fiscal quarter, Borrower shall provide Lender with a listing and aging by invoice due date of all accounts receivable and all accounts payable in detailed format acceptable to Lender.

Interim Statements.  As soon as available, but in no event later than sixty (60) days after the end of each quarter ending March 31st, June 30th, and September 30th, Borrower shall provide Lender with Borrower's balance sheet, income and expense statements, reconciliation of net worth and statement of cash flows, with notes thereto for the period ended, prepared by Borrower.

Inventory.  Within sixty (60) days, or sooner, after the end of each fiscal quarter, Borrower shall provide Lender with a listing of inventory in detailed format acceptable to Lender.

Corporate Guarantor Annual Statements.  As soon as available, but in no event later than one hundred fifty (150) days after the end of each fiscal year, Borrower shall provide Lender with Corporate Guarantor's balance sheet, income and expense statements, reconciliation of net worth and statement of cash flows, with notes thereto for the year ended, audited by a certified public accountant satisfactory to Lender.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

The section entitled "Financial Covenants and Ratios" is hereby amended and restated as follows:

Financial Covenants and Ratios. Comply with the following covenants and ratios:

Additional Requirements. Borrower understands and agrees that while this Agreement is in effect, Borrower will maintain a financial condition indicated by the following ratios at all times, unless otherwise noted:

Effective Tangible Net Worth.  Maintain an Effective Tangible Net Worth (defined as total book net worth plus minority interest minus due from officers/stockholders/affiliates minus intangible assets and accumulated amortization plus subordinated debt) of not less than $20,000,000.00, based on consolidated statements of Amphastar Pharmaceuticals, Inc.

Debt minus Subordinated Debt to Effective Tangible Net Worth.  Maintain a Debt minus Subordinated Debt to Effective Tangible Net Worth Ratio (defined as (total liabilities minus debt subordinated to Lender) divided by Effective Tangible Net Worth (defined as total book net worth plus minority interest minus due from officers/stockholders/affiliates minus intangible assets and accumulated amortization plus debt subordinated to Lender) not to exceed 1.30 to 1.00, based on consolidated statements of Amphastar Pharmaceuticals, Inc.

Debt Coverage Ratio. Maintain a Debt Coverage Ratio (defined as (earnings before interest, taxes, depreciation, and amortization ("EBITDA") divided by (interest expense plus current portion of long term debt plus current portion of capital lease plus distributions and/or dividends)) of not less than 1.45 to 1.00, tested at the end of each fiscal quarter, based on consolidated statements of Amphastar Pharmaceuticals, Inc. Debt Coverage Ratio violation will be waived automatically if borrower’s consolidated cash balances exceed $15,000,000.00.

Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

The section entitled "Cross Acceleration" is hereby amended and restated as follows:

Cross Acceleration. In addition to the due dates and maturity date set forth in the Note, all principal and accrued interest and other amounts owed under this Note shall become due in full at such earlier time, if any, the obligations of Borrower to Lender under that promissory note loan number 18700, 28933, 30011306, 239171688, 32599,30011277, 30011329 or 769619953 (as such notes may be amended or extended from time to time) are paid in full.

THIS EIGHTH MODIFICATION TO THE LOAN AGREEMENT IS EXECUTED AS OF DECEMBER 9, 2020.

BORROWER:

INTERNATIONAL MEDICATION SYSTEMS, LIMITED

By:	/s/JACK Y. ZHANG	By:	/s/WILLIAM J. PETERS
Jack Y. Zhang, CEO of International Medication Systems, Limited		William J. Peters, Chief Financial Officer of International Medication Systems, Limited

LENDER:

EAST WEST BANK

X	/s/REBECCA LEE
Authorized Signer

LaserPro, Ver. 20.2.0.043 Copr. Finastra USA Corporation 1997, 2021. All Rights Reserved. - CA E:\PROD\LOANDOC\CFI\LPL\G60.FC TR-5159 PR-7 (M)

CHANGE IN TERMS AGREEMENT

Borrower:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

Principal Amount: $15,000,000.00	Date of Agreement: December 9, 2020

DESCRIPTION OF EXISTING INDEBTEDNESS.  The Promissory Note dated December 31, 2010 for Loan Number 20002400 in the original Principal Amount of $10,000,000.00, along with any and all subsequent Change in Terms Agreements (collectively referred to as “Note”).

DESCRIPTION OF CHANGE IN TERMS.

The maturity date of the Note is hereby extended from December 31, 2020 to December 31, 2022.

Effective December 31, 2020, the section entitled "VARIABLE INTEREST RATE" for Facility "A" is hereby modified and restated as follows:

VARIABLE INTEREST RATE.  The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the daily Wall Street Journal Prime Rate, as quoted in the "Money Rates" column of The Wall Street Journal (Western Edition) as determined by Lender (the "Index").  The Index is not necessarily the lowest rate charged by Lender on its loans.  Lender will tell Borrower the current Index rate upon Borrower's request.  The interest rate change will not occur more often than each day.  Borrower understands that Lender may make loans based on other rates as well.  The Index currently is 3.250% per annum.  Interest on the unpaid principal balance of this Note will be calculated as described in the "INTEREST CALCULATION METHOD" paragraph using a rate equal to the Index, adjusted if necessary for any minimum and maximum rate limitations described below, resulting in an initial rate of 3.250%.  If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower.  NOTICE:  Under no circumstances will the interest rate on this Note be less than 3.250% per annum or more than the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD.  Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.  All interest payable under this Note is computed using this method.

CONTINUING VALIDITY.  Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect.  Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms.  Nothing in this Agreement will constitute a satisfaction of the obligation(s).  It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing.  Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement.  If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it.  This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT.  BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

INTERNATIONAL MEDICATION SYSTEMS, LIMITED

By:	/s/JACK Y. ZHANG	By:	/s/WILLIAM J. PETERS
Jack Y. Zhang, CEO of International Medication Systems, Limited		William J. Peters, Chief Financial Officer of International Medication Systems, Limited

LaserPro, Ver. 20.2.0.043 Copr. Finastra USA Corporation 1997, 2021. All Rights Reserved. - CA E:\PROD\LOANDOC\CFI\LPL\D20C.FC TR-5159 PR-7 (M)

NOTICE OF FINAL AGREEMENT

Borrower:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT:  (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES,  (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND  (C) THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

As used in this Notice, the following terms have the following meanings:

Loan.  The term "Loan" means the following described loan:  Loan No. 20002400

Loan Agreement.  The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, together with any subsequent written modification documents for this Loan evidenced by all Notice of Final Agreements executed in regards to the Loan, and including without limitation the following:

LOAN DOCUMENTS

-  Change in Terms Agreement

-  Eighth Modification to the Loan Agreement

-  Guarantor Consent

-  Disbursement Request and Authorization

-  Notice of Final Agreement

Parties.  The term "Parties" means East West Bank and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the undersigned.

Each Party who signs below, other than East West Bank, acknowledges, represents, and warrants to East West Bank that it has received, read and understood this Notice of Final Agreement.  This Notice is dated as of December 9, 2020.

BORROWER:

INTERNATIONAL MEDICATION SYSTEMS, LIMITED

By:	/s/JACK Y. ZHANG	By:	/s/WILLIAM J. PETERS
Jack Y. Zhang, CEO of International Medication Systems, Limited		William J. Peters, Chief Financial Officer of International Medication Systems, Limited

GUARANTOR:

AMPHASTAR PHARMACEUTICALS, INC.

By:	/s/JACK Y. ZHANG	By:	/s/WILLIAM J. PETERS
Jack Y. Zhang, CEO of Amphastar Pharmaceuticals, Inc.		William J. Peters, Chief Financial Officer of Amphastar Pharmaceuticals, Inc.

GRANTOR:

INTERNATIONAL MEDICATION SYSTEMS, LIMITED

By:	/s/JACK Y. ZHANG	By:	/s/WILLIAM J. PETERS
Jack Y. Zhang, CEO of International Medication Systems, Limited		William J. Peters, Chief Financial Officer of International Medication Systems, Limited

AMPHASTAR PHARMACEUTICALS, INC.

By:	/s/JACK Y. ZHANG	By:	/s/WILLIAM J. PETERS
Jack Y. Zhang, CEO of Amphastar Pharmaceuticals, Inc.		William J. Peters, Chief Financial Officer of Amphastar Pharmaceuticals, Inc.

LENDER:

EAST WEST BANK

X	/s/REBECCA LEE
Authorized Signer

LaserPro, Ver. 20.2.0.043 Copr. Finastra USA Corporation 1997, 2021. All Rights Reserved. - CA E:\PROD\LOANDOC\CFI\LPL\G60.FC TR-5159 PR-7 (M)

DISBURSEMENT REQUEST AND AUTHORIZATION

Borrower:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

LOAN TYPE.  This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $15,000,000.00 due on December 31, 2022.  This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

Personal, Family, or Household Purposes or Personal Investment.

X	Business (Including Real Estate Investment).

SPECIFIC PURPOSE.  The specific purpose of this loan is:  The specific purpose of this modification is to renew the line of credit for 2 years.

DISBURSEMENT INSTRUCTIONS.  Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied.  Please disburse the loan proceeds of $15,000,000.00 as follows:

Other Disbursements:	$15,000,000.00
$15,000,000.00 Renewal

Note Principal:	$15,000,000.00

AUTOMATIC PAYMENTS.  Borrower hereby authorizes Lender automatically to deduct from Borrower's Demand Deposit - Checking account, numbered 83106203, the amount of any loan payment.  If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment.  At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

REQUEST FOR ADVANCE. All requests for Advances and line pay downs received in Lender's Loan Service Dept. at 9300 Flair Drive, 6th Floor, El Monte, CA 91731 after 4:00 p.m. will be treated as having been requested on the next succeeding business day.

If this section is completed to include authorized individuals, any (1) of the following individuals are authorized to request advances and authorize payments under this loan, and take all additional actions such individual(s) may deem necessary or appropriate to implement the provisions of the documents relating to this loan.  The individuals named below hold the titles appearing after their respective names, and true specimens of their signatures appear after their respective names below.  If a number does not appear in the brackets shown herein, or if the brackets are left blank or marked with an “X” or other symbol, then any ONE of the following individuals shall be deemed authorized to request advances and take other actions stated herein.

Jack Zhang, CEO	/s/JACK ZHANG

Name/Title	Signature

William J. Peters, CFO	/s/WILLIAM J. PETERS

Name/Title	Signature

Albert Cuadra, Controller	/s/ALBERT CUADRA

Name/Title	Signature

Name/Title	Signature

PREPAID INTEREST/LOAN FEE DEDUCTION. Borrower authorizes Lender to deduct the prepaid interest, fees, charges, and any other costs and expenses related to the Loan and charges above from Borrower's checking account number _______________________ with Lender, all without further consent of Borrower.  Lender is fully entitled to take such actions even if Borrower gives contrary instructions or demands to Lender.

FINANCIAL CONDITION.  BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER.  THIS AUTHORIZATION IS DATED DECEMBER 9, 2020.

BORROWER:

INTERNATIONAL MEDICATION SYSTEMS, LIMITED

By:	/s/JACK Y. ZHANG	By:	/s/WILLIAM J. PETERS
Jack Y. Zhang, CEO of International Medication Systems, Limited		William J. Peters, Chief Financial Officer of International Medication Systems, Limited

LaserPro, Ver. 20.2.0.043 Copr. Finastra USA Corporation 1997, 2021. All Rights Reserved. - CA E:\PROD\LOANDOC\CFI\LPL\I20.FC TR-5159 PR-7 (M)

GUARANTOR CONSENT

Borrower:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

Re: Loan #20002400

The undersigned ("Guarantor") has executed a Commercial Guaranty dated December 31, 2010, in favor of Lender ("Guaranty").  Guarantor hereby acknowledges its consent to the terms and provisions of the foregoing Change in Terms Agreement/Note and/or Modification Agreement and the transactions contemplated thereby.  Guarantor hereby reaffirms its obligations to Lender under the Guaranty.  Guarantor hereby reaffirms that its obligations under the Guaranty to Bank are separate and distinct from Borrower's obligations to Bank.

Acknowledged and agreed as of December 9, 2020:.

GUARANTOR:

AMPHASTAR PHARMACEUTICALS, INC.

By:	/s/JACK Y. ZHANG	By:	/s/WILLIAM J. PETERS
Jack Y. Zhang, CEO of Amphastar Pharmaceuticals, Inc.		William J. Peters, Chief Financial Officer of Amphastar Pharmaceuticals, Inc.

LaserPro, Ver. 20.2.0.043 Copr. Finastra USA Corporation 1997, 2021. All Rights Reserved. - CA E:\PROD\LOANDOC\CFI\LPL\G60.FC TR-5159 PR-7 (M)